HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN:

333-72042            HV-5244 – PremierSolutions (Standard – Series II)

Supplement dated February 25, 2010 to your Prospectus dated May 1, 2009

At a meeting held on August 5, 2009, a Plan of Reorganization was approved for the Hartford International Growth HLS Fund into Hartford International Opportunities HLS Fund.  All assets of Hartford International Growth HLS Fund will be transferred into the Hartford International Opportunities HLS Fund.  Shareholders of the Hartford International Growth HLS Fund will receive shares of the Hartford International Opportunities HLS Fund.  The reorganization of the Hartford International Growth HLS Fund is scheduled to take place at the close of business of the New York Stock Exchange on or about April 16, 2010.

Due to the reorganization, you will no longer be able to allocate Contributions or make transfers to the Hartford International Growth HLS Fund Sub-Account, including program trades, on or after the close of business of the New York Stock Exchange on April 15, 2010.  As a result of the reorganization, if any of your Participant Account value is currently invested in the Hartford International Growth HLS Fund Sub-Account, that Participant Account value will be transferred into the Hartford International Opportunities HLS Fund Sub-Account.

Effective on or about April 16, 2010 the following changes are made to your prospectus:

On the first page of your prospectus, the following information is added alphabetically to the list of portfolios companies:

Hartford International Opportunities HLS Fund — Class IA

In the section entitled “The Fund”, under the subsection “Insurance Company Dedicated Mutual Funds:” the following information is added alphabetically:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub- Adviser
Hartford International Opportunities HLS Fund- Class IA	Seeks long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

If any portion of your future Contributions are allocated to the Hartford International Growth HLS Fund Sub-Account that amount will be directed to the Hartford International Opportunities HLS Fund Sub-Account after the close of business on the New York Stock Exchange on or about April 16, 2010.  Effective as of the close of business of the New York Stock Exchange on or about April 16, 2010, any transaction that includes an allocation to the Hartford International Growth HLS Fund Sub-Account will be automatically allocated to the Hartford International Opportunities HLS Fund Sub-Account.

Effective as of the close of business of the New York Stock Exchange on April 16, 2010, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program or Asset Rebalancing Program with allocation to the Hartford International Growth HLS Fund Sub-Account, that allocation will be directed to the Hartford International Opportunities HLS Fund Sub-Account after the close of trading on the New York Stock Exchange on or about April 16, 2010.

Effective as of the close of business of the New York Stock Exchange on April 16, 2010, all references and information contained in the prospectus to the Hartford International Growth HLS Fund are deleted.

This supplement should be retained with the prospectus for future reference.